Exhibit 99.1

Genpact Reports First Quarter 2020 Results

Revenues of $923 million, Up 14% (14% on a constant currency basis)1

Global Client Revenues of $802 million, Up 14% (15% on a constant currency basis)1

Diluted EPS of $0.44, Up 42%; Adjusted Diluted EPS2 of $0.53, Up 23%

NEW YORK, May 11, 2020 — Genpact Limited (NYSE: G), a global professional services firm focused on delivering digital transformation, today announced financial results for the first quarter ended March 31, 2020.

“I am extremely proud of the passion and dedication of the Genpact team around the globe, who have worked tirelessly to support our clients, deliver phenomenal service, and help communities and each other in these unprecedented times. The COVID-19 crisis has disrupted personal lives, businesses, and economies across the world in a very short period of time,” said “Tiger” Tyagarajan, Genpact’s president and CEO. “The last couple of months have reinforced the importance of providing flawless execution and ensuring operational stability for our clients. Our focus on Transformation Services has enabled us to bring new solutions to market that are very relevant in the current environment. We have a resilient business model supported by the non-discretionary nature of many of the business-critical services we provide, our diversified global delivery footprint, and limited exposure to some of the industries hardest hit by COVID-19. In a world where digital transformation will take center stage, I am confident we will emerge from this crisis as a stronger company and better partner for our clients.”

Key Financial Results – First Quarter 2020

•	Total revenue was $923 million, up 14% year-over-year both on an as reported and constant currency basis.[1]
•	Revenue from Global Clients was $802 million, up 14% year-over-year (15% on a constant currency basis),[1] representing 87% of total revenue.
•	Revenue from GE was $122 million, up 12% year-over-year, representing 13% of total revenue.
•	Net income attributable to Genpact Limited shareholders was $86 million, up 41% year-over-year, with a corresponding margin of 9.3%.
•

Income from operations was $111 million, up 23% year-over-year, with a corresponding margin of 12.0%.   Adjusted income from operations was $136 million, up 12% year-over-year, with a corresponding margin of 14.7%.[3]

•	Diluted earnings per share was $0.44, up 42% year-over-year, and adjusted diluted earnings per share[2] was $0.53, up 23% year-over-year.
•	Cash utilized in operations was $19 million, compared to $5 million in the first quarter of 2019.

[1]

Revenue growth on a constant currency basis is a non-GAAP measure and is calculated by restating current-period activity using the prior fiscal period’s foreign currency exchange rates adjusted for hedging gains/losses in such period.

[2]	Adjusted diluted earnings per share is a non-GAAP measure. A reconciliation of GAAP diluted earnings per share to adjusted diluted earnings per share is attached to this release.
[3]

Adjusted income from operations and adjusted income from operations margin are non-GAAP measures. Reconciliations of each of GAAP income from operations and GAAP net income attributable to Genpact Limited shareholders to adjusted income from operations and GAAP income from operations margin and GAAP net income attributable to Genpact Limited shareholders margin to adjusted income from operations margin are attached to this release.

2020 Outlook

Due to the impact of COVID-19, the company is currently anticipating second quarter revenue to be down 4% to 6% year-over-year, or down 3% to 5% on a constant currency basis.1

Due to the uncertainty caused by COVID-19, the company has decided to withdraw its 2020 financial outlook issued on February 6, 2020 until visibility improves.

Conference Call to Discuss Financial Results

Genpact’s management will host an hour-long conference call beginning at 4:30 p.m. ET on May 11, 2020 to discuss the company’s performance for the first quarter ended March 31, 2020. To participate, callers can dial +1 (877) 654-0173 from within the U.S. or +1 (281) 973-6289 from any other country. Callers will be prompted to enter the conference ID, 6282351.

A live webcast of the call will also be made available on the Genpact Investor Relations website at https://www.genpact.com/investors. For those who cannot join the call live, a replay will be archived on the Genpact website after the end of the call. A transcript of the call will also be made available on the website.

About Genpact

Genpact (NYSE: G) is a global professional services firm that makes business transformation real. We drive digital-led innovation and digitally-enabled intelligent operations for our clients, guided by our experience running thousands of processes primarily for Global Fortune 500 companies. We think with design, dream in digital, and solve problems with data and analytics.  Combining our expertise in end-to-end operations and our AI-based platform, Genpact Cora, we focus on the details – all 90,000+ of us. From New York to New Delhi and more than 30 countries in between, we connect every dot, reimagine every process, and reinvent companies’ ways of working. We know that reimagining each step from start to finish creates better business outcomes. Whatever it is, we’ll be there with you – accelerating digital transformation to create bold, lasting results – because transformation happens here.

Safe Harbor

This press release contains certain statements concerning our future growth prospects and financial results and other forward-looking statements, as defined in the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those in such forward-looking statements. These risks, uncertainties, and other factors include but are not limited to the impact of the COVID-19 pandemic on our business, the health and safety of our employees, clients and our partners and suppliers, as well as the physical and economic impacts of the various recommendations, orders and protocols issued by local and national governmental agencies in light of the evolving situation; a slowdown in the economies and sectors in which our clients operate, a slowdown in the business process outsourcing or information technology services sectors, our ability to develop and successfully execute our business strategies, the risks and uncertainties arising from our past and future acquisitions, our ability to convert bookings to revenues, our ability to manage growth, factors which may impact our cost advantage, wage increases, changes in tax rates and tax legislation and other laws and regulations, our ability to attract and retain skilled professionals, risks and uncertainties regarding fluctuations in our earnings, foreign currency fluctuations, general economic conditions affecting our industry, political, economic or business conditions in countries in which we operate, including the uncertainty relating to the withdrawal of the United Kingdom from the European Union, commonly known as Brexit, as well as other risks detailed in our reports filed with the U.S. Securities and Exchange Commission, including Genpact's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. These filings are available at www.sec.gov. Genpact may from time to time make additional written and oral forward-looking statements, including statements contained in our filings with the Securities and Exchange Commission and our reports to shareholders. Although Genpact believes that these forward-looking statements are based on reasonable assumptions, you are cautioned not to put undue reliance on these forward-looking statements, which reflect management's current analysis of future events and should not be relied upon as representing management's expectations or beliefs as of any date subsequent to the time they are made. Genpact undertakes no obligation to update any forward-looking statements that may be made from time to time by or on behalf of Genpact.

Contacts

Investors	Roger Sachs, CFA
+1 (203) 808-6725
roger.sachs@genpact.com

Media	Michael Schneider +1 (217) 260-5041 michael.schneider@genpact.com

GENPACT LIMITED AND ITS SUBSIDIARIES

Consolidated Balance Sheets

(Unaudited)

(In thousands, except per share data and share count)

	As of December 31,	As of March 31,
	2019	2020
Assets
Current assets
Cash and cash equivalents	$467,096	$401,624
Accounts receivable, net of reserve for doubtful receivables of $29,969 and allowance for credit losses of $33,724 as of December 31, 2019 and March 31, 2020, respectively	914,255	910,955
Prepaid expenses and other current assets	170,325	166,358
Total current assets	$1,551,676	$1,478,937
Property, plant and equipment, net	254,035	245,800
Operating lease right-of-use assets	330,854	342,377
Deferred tax assets	89,715	102,078
Intangible assets, net	230,861	215,036
Goodwill	1,574,466	1,554,679
Contract cost assets	205,498	211,066
Other assets, net of reserve for doubtful assets of $0 and allowance for credit losses of $2,153 as of December 31, 2019 and March 31, 2020, respectively	217,079	252,807
Total assets	$4,454,184	$4,402,780

Liabilities and equity
Current liabilities
Short-term borrowings	$70,000	$165,000
Current portion of long-term debt	33,509	33,517
Accounts payable	21,981	26,070
Income taxes payable	43,186	47,225
Accrued expenses and other current liabilities	683,871	611,145
Operating leases liability	57,664	61,100
Total current liabilities	$910,211	$944,057
Long-term debt, less current portion	1,339,796	1,331,689
Operating leases liability	302,100	310,829
Deferred tax liabilities	3,990	3,333
Other liabilities	208,916	239,793
Total liabilities	$2,765,013	$2,829,701
Shareholders’ equity
Preferred shares, $0.01 par value, 250,000,000 authorized, none issued	—	—
Common shares, $0.01 par value, 500,000,000 authorized, 190,118,181 and 190,201,079 issued and outstanding as of December 31, 2019 and March 31, 2020, respectively	1,896	1,898
Additional paid-in capital	1,570,575	1,566,191
Retained earnings	648,656	666,816
Accumulated other comprehensive income (loss)	(531,956)	(661,826)
Total equity	$1,689,171	$1,573,079
Total liabilities and equity	$4,454,184	$4,402,780

GENPACT LIMITED AND ITS SUBSIDIARIES

Consolidated Statements of Income

(Unaudited)

(In thousands, except per share data and share count)

	Three months ended March 31,
	2019	2020
Net revenues	$809,206	$923,192
Cost of revenue	519,137	604,771
Gross profit	$290,069	$318,421
Operating expenses:
Selling, general and administrative expenses	191,402	197,342
Amortization of acquired intangible assets	8,509	10,741
Other operating (income) expense, net	86	(320)
Income from operations	$90,072	$110,658
Foreign exchange gains (losses), net	(3,432)	14,531
Interest income (expense), net	(11,123)	(11,696)
Other income (expense), net	3,803	(2,934)
Income before equity-method investment activity, net and income tax expense	$79,320	$110,559
Equity-method investment activity, net	4	—
Income before income tax expense	$79,324	$110,559
Income tax expense	18,483	24,861
Net income attributable to Genpact Limited shareholders	$60,841	$85,698
Net income available to Genpact Limited common shareholders	$60,841	$85,698
Earnings per common share attributable to Genpact Limited common shareholders
Basic	$0.32	$0.45
Diluted	$0.31	$0.44
Weighted average number of common shares used in computing earnings per common share attributable to Genpact Limited common shareholders
Basic	189,451,845	190,626,757
Diluted	193,394,208	196,532,513

GENPACT LIMITED AND ITS SUBSIDIARIES

Consolidated Statements of Cash Flows

(Unaudited)

(In thousands)

	Three months ended March 31,
	2019	2020
Operating activities
Net income attributable to Genpact Limited shareholders	$60,841	$85,698
Adjustments to reconcile net income to net cash used for operating activities:
Depreciation and amortization	21,919	28,494
Amortization of debt issuance costs (including loss on extinguishment of debt)	443	561
Amortization of acquired intangible assets	8,509	10,741
Reserve for doubtful receivables/allowance for credit losses	2,026	2,156
Unrealized loss (gain) on revaluation of foreign currency asset/liability	257	(9,655)
Stock-based compensation expense	18,461	17,487
Deferred tax expense (benefit)	(5,522)	(392)
Others, net	(508)	(348)
Change in operating assets and liabilities:
Increase in accounts receivable	(64,763)	(3,858)
Increase in prepaid expenses, other current assets, contract cost assets, operating lease right-of-use assets and other assets	(36,220)	(84,098)
Increase (decrease) in accounts payable	(12,189)	4,557
Decrease in accrued expenses, other current liabilities, operating leases liability and other liabilities	(12,087)	(74,788)
Increase in income taxes payable	13,417	4,796
Net cash used for operating activities	$(5,416)	$(18,649)

Investing activities
Purchase of property, plant and equipment	(14,072)	(20,956)
Payment for internally generated intangible assets (including intangibles under development)	(7,914)	(3,236)
Proceeds from sale of property, plant and equipment	1,478	312
Payment for business acquisitions, net of cash acquired	(6,305)	—
Net cash used for investing activities	$(26,813)	$(23,880)
Financing activities
Repayment of finance lease obligations	(1,780)	(1,950)
Payment of debt issuance costs	—	(620)
Repayment of long-term debt	(8,500)	(8,500)
Proceeds from short-term borrowings	50,000	125,000
Repayment of short-term borrowings	(25,000)	(30,000)
Proceeds from issuance of common shares under stock-based compensation plans	4,599	4,063
Payment for net settlement of stock-based awards	(652)	(26,238)
Payment of earn-out consideration	(8,400)	—
Dividend paid	(16,119)	(18,543)
Payment for stock repurchased and retired	—	(45,000)
Payment for expenses related to stock repurchase	—	(21)
Net cash used for financing activities	$(5,852)	$(1,809)
Effect of exchange rate changes	(4,938)	(21,134)
Net decrease in cash and cash equivalents	(38,081)	(44,338)
Cash and cash equivalents at the beginning of the period	368,396	467,096
Cash and cash equivalents at the end of the period	$325,377	$401,624
Supplementary information
Cash paid during the period for interest	$8,486	$5,295
Cash paid during the period for income taxes, net of refund	$19,286	$69,357
Right-of-use assets acquired under finance lease obligations	$1,433	$10,353

Non-GAAP Financial Measures

To supplement the consolidated financial statements presented in accordance with GAAP, this press release includes the following non-GAAP financial measures:

•	Adjusted income from operations attributable to shareholders of Genpact Limited, or adjusted income from operations;
•	Adjusted income from operations margin;
•	Adjusted diluted earnings per share attributable to shareholders of Genpact Limited, or adjusted diluted earnings per share; and
•	Revenue growth on a constant currency basis.

These non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles and should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and may be different from non-GAAP financial measures used by other companies. Accordingly, these non-GAAP financial measures, the financial statements prepared in accordance with GAAP and the reconciliations of Genpact’s GAAP financial statements to such non-GAAP financial measures should be carefully evaluated.

Prior to July 2012, Genpact’s management used financial statements that excluded significant acquisition-related expenses, amortization of related acquired intangibles, and amortization of acquired intangibles recorded at the company’s formation in 2004 for its internal management reporting, budgeting and decision-making purposes, including comparing Genpact’s operating results to that of its competitors. However, considering Genpact’s frequent acquisitions of varying scale and size, and the difficulty in predicting expenses relating to acquisitions and the amortization of acquired intangibles thereof, since July 2012 Genpact’s management has used financial statements that exclude all acquisition-related expenses and amortization of acquired intangibles for its internal management reporting, budgeting and decision-making purposes, including comparing Genpact’s operating results to those of its competitors. For the same reasons, since April 2016 Genpact’s management has excluded the impairment of acquired intangible assets from the financial statements it uses for internal management purposes. Acquisition-related expenses are excluded in the period in which an acquisition is consummated.

Genpact’s management also uses financial statements that exclude stock-based compensation expense. Because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use when adopting ASC 718 “Compensation-Stock Compensation,” Genpact’s management believes that providing non-GAAP financial measures that exclude such expenses allows investors to make additional comparisons between Genpact’s operating results and those of other companies. Additionally, in its calculations of such non-GAAP financial measures, Genpact’s management has adjusted foreign exchange gains and losses, interest income and expense and income tax expenses from GAAP net income attributable to Genpact Limited shareholders, and other income and expenses, certain gains, losses and impairment charges attributable to equity-method investments, and gains or losses attributable to non-controlling interests from GAAP income from operations and GAAP earnings per share, because management believes that the Company’s results after taking into account these adjustments more accurately reflect the Company’s ongoing operations. For the purpose of calculating adjusted diluted earnings per share, the combined current and deferred tax effect is determined by multiplying each pre-tax adjustment by the applicable statutory income tax rate.

Genpact’s management provides information about revenues on a constant currency basis so that the revenues may be viewed without the impact of foreign currency exchange rate fluctuations as compared to the prior fiscal periods, thereby facilitating period-to-period comparisons of the Company’s true business performance. Revenue growth on a constant currency basis is calculated by restating current-period activity using the prior fiscal period’s foreign currency exchange rates adjusted for hedging gains/losses in such period.

Accordingly, Genpact believes that the presentation of adjusted income from operations, adjusted income from operations margin, adjusted diluted earnings per share and revenue growth on a constant currency basis, when read in conjunction with the Company’s reported results, can provide useful supplemental information to investors and management regarding financial and business trends relating to its financial condition and results of operations.

A limitation of using adjusted income from operations and adjusted income from operations margin versus income from operations, income from operations margin, net income attributable to Genpact Limited shareholders and net income attributable to Genpact Limited shareholders margin calculated in accordance with GAAP is that these non-GAAP financial measures exclude certain recurring costs and certain other charges, namely stock-based compensation and amortization and impairment of acquired intangibles. Management compensates for this limitation by providing specific information on the GAAP amounts excluded from adjusted income from operations and adjusted income from operations margin.

The following tables show the reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures for the three months ended March 31, 2019 and 2020:

Reconciliation of Net income attributable to Genpact Limited shareholders/Margin to Adjusted Income from Operations/Margin

(Unaudited)

(In thousands)

	Three months ended March 31,
	2019	2020
Net income attributable to Genpact Limited shareholders	$60,841	$85,698
Foreign exchange (gains) losses, net	3,432	(14,531)
Interest (income) expense, net	11,123	11,696
Income tax expense	18,483	24,861
Stock-based compensation expense	18,461	17,487
Amortization of acquired intangible assets	8,204	10,514
Acquisition-related expenses	967	-
Adjusted income from operations	$121,511	$135,725
Net income attributable to Genpact Limited shareholders margin	7.5%	9.3%
Adjusted income from operations margin	15.0%	14.7%

Reconciliation of Income from Operations/Margin to Adjusted Income from Operations/Margin

(Unaudited)

(In thousands)

	Three months ended March 31,
	2019	2020
Income from operations	$90,072	$110,658
Stock-based compensation expense	18,461	17,487
Amortization of acquired intangible assets	8,204	10,514
Acquisition-related expenses	967	-
Other income (expense), net	3,803	(2,934)
Equity-method investment activity, net	4	-
Adjusted income from operations	$121,511	$135,725
Income from operations margin	11.1%	12.0%
Adjusted income from operations margin	15.0%	14.7%

Reconciliation of Diluted EPS to Adjusted Diluted EPS4

(Unaudited)

(Per share data)

	Three months ended March 31,
	2019	2020
Diluted EPS	$0.31	$0.44
Stock-based compensation expense	0.10	0.09
Amortization of acquired intangible assets	0.04	0.05
Acquisition-related expenses	0.00	-
Tax impact on stock-based compensation	(0.02)	(0.04)
Tax impact on amortization of acquired intangible assets	(0.01)	(0.01)
Tax impact on acquisition-related expenses	(0.00)	-
Adjusted diluted EPS	$0.43	$0.53

[4]	Due to rounding, the numbers presented in this table may not add up precisely to the totals provided.